UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2008

CHROMCRAFT REVINGTON, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-13970	35-1848094
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 807-2640

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Code of Business Conduct and Ethics (the “Code”) of Chromcraft Revington, Inc. (the “Company”) was amended effective November 7, 2008. The Company has determined to cease the availability of a toll-free ethics hotline and to reflect this change in Section XIV of the Code. The Code now provides that an associate of the Company should contact his or her supervisor or human resources representative or the Company’s outside legal counsel to discuss or report any actual or suspected violations of the Code, questionable accounting or auditing practices or illegal or unethical conduct relating to the Company. The amended Code also contains several other technical, administrative and non-substantive changes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

14	Code of Business Conduct and Ethics of the Company, as amended effective November 7, 2008 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2008

CHROMCRAFT REVINGTON, INC.

By: /s/ Frank T. Kane
Frank T. Kane
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
14	Code of Business Conduct and Ethics of the Company, as amended effective November 7, 2008

4